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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                   FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : March 6, 2000
                                                           -------------




                                CHEC FUNDING, LLC
                                -----------------
               (Exact name of Registrant as Specified in Charter)

Delaware                            333-93255               75-2851805
--------                            ---------               ----------
(State or Other                     (Commission             (IRS Employer
(Jurisdiction of Incorporation)     File Number)            Identification No.)



                 2728 North Harwood Street, Dallas, Texas 75201
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5000
                                                           --------------


                                 Not Applicable
                    ---------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of PricewaterhouseCoopers LLP



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                                   SIGNATURES



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 CHEC FUNDING, LLC


                                                 By: /s/ Jeffrey B. Upperman
                                                     --------------------------
                                                     Name: Jeffrey B. Upperman
                                                     Title: Vice President


Date:  March 7, 2000




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                                  EXHIBIT INDEX
                                  -------------


  Exhibit
  -------
   23.1               Consent of PricewaterhouseCoopers LLP